                  SCHEDULE 14A INFORMATION STATEMENT
      Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934
                         (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                      CHROMCRAFT REVINGTON, INC.
                      --------------------------
           (Name of Registrant as Specified in its Charter)

                           Not Applicable
                      --------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                      CHROMCRAFT REVINGTON, INC.
                       1100 N. Washington Street
                      Delphi, Indiana  46923-0238



               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD MAY 2, 1997


To the Stockholders of
Chromcraft Revington, Inc.:

    The annual meeting of stockholders of Chromcraft Revington, Inc. will be held on Friday, May 2, 1997 at 9:00 o'clock a.m., local time, at the Canterbury Hotel, 123 S. Illinois Street, Indianapolis, Indiana for the following purposes:

    1.    To elect seven (7) directors; and

    2. To transact such other business as may properly come before the annual meeting and any adjournment thereof.

    The Board of Directors has fixed the close of business on March 7, 1997 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting.

    Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly so your vote can be recorded. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

    Dated:  April 1, 1997


                    By Order of the Board of Directors,

                    Frank T. Kane
                    Secretary


                        YOUR VOTE IS IMPORTANT.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN
        YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU
                 PLAN TO ATTEND THE MEETING IN PERSON.

                            PROXY STATEMENT
                      Chromcraft Revington, Inc.


                          GENERAL INFORMATION

    This Proxy Statement is furnished to the stockholders of Chromcraft Revington, Inc. ("Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, May 2, 1997 at 9:00 o'clock a.m., local time, at the Canterbury Hotel, 123 S. Illinois Street, Indianapolis, Indiana, and at any and all adjournments of such meeting. This Proxy Statement and accompanying form of proxy were first mailed to stockholders of the Company on or about April 1, 1997.

    The cost of soliciting proxies will be borne by the Company. In addition to use of the mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company also will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock and will reimburse such institutions for the cost of forwarding the material.

    Any stockholder giving a proxy has the right to revoke it at any time before the proxy is exercised. Revocation may be made by written notice delivered to the Secretary of the Company or by executing and delivering to the Company a proxy bearing a later date.

    The shares represented by proxies received by the Company will be voted as instructed by the stockholders giving the proxies. In the absence of specific instructions, proxies will be voted for the election as directors of the seven persons named as nominees in this Proxy Statement. If for any reason any director nominee becomes unable or unwilling to serve, the persons named as proxies in the accompanying form of proxy will have authority to vote for a substitute nominee. Any other matters that may properly come before the annual meeting will be acted upon by the persons named as proxies in the accompanying form of proxy in accordance with their best judgment.


             VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

    The Company has one class of outstanding capital stock consisting of common stock. On March 7, 1997, the Company had 5,742,273 shares of common stock outstanding and entitled to vote. There are no other outstanding securities of the Company entitled to vote. The close of business on March 7, 1997 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

    Each share of common stock is entitled to one vote, exercisable in person or by proxy. The presence, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum. Shares voting, abstaining or withholding authority to vote on any issue will be counted as present for purposes of determining a quorum. The election of directors will be determined by a plurality of the votes cast. Action on any other matters to come before the meeting must be approved by an affirmative vote of a majority of the shares present in person or by proxy. Abstentions, broker non-votes, and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes.


    The stockholders listed in the following table are known by management to own beneficially more than 5% of the outstanding shares of the Company's common stock on March 7, 1997.

         Name and Address             Number of Shares       Percent of
       of Beneficial Owner           Beneficially Owned     Common Stock
       -------------------           ------------------     ------------
    399 Venture Partners, Inc.         2,847,709 (1)           49.59%
    399 Park Avenue
    New York, New York  10043

    T. Rowe Price Associates, Inc.       483,000 (2)            8.41%
    100 E. Pratt Street
    Baltimore, Maryland  21202

    (1) Represents sole voting and dispositive power. 399 Venture Partners, Inc. is a wholly-owned subsidiary of Citicorp.

    (2) Represents sole dispositive power over all 483,000 shares and sole voting power over 20,000 of those shares. These securities are owned by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc., which owns 450,000 shares, representing 7.84% of the shares outstanding, which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.


                         ELECTION OF DIRECTORS

    Seven directors are to be elected to hold office for a term of one year and until their respective successors are elected and qualified. Each of the nominees is now serving as a director of the Company and was previously elected by the stockholders. Each of the nominees has signified his willingness to serve if elected. The Board of Directors recommends a vote "FOR" each of the nominees. Set forth below is the name and age of each nominee, his principal occupation for the past five years and his directorships with other companies.

    Bruce C. Bruckmann, age 43, was first elected as a Director of the Company in 1994. Mr. Bruckmann has served as Managing Director of Bruckmann, Rosser, Sherrill & Company, Inc., an investment banking
firm, since February, 1995.   Prior to joining Bruckmann, Rosser,
Sherrill & Company, Inc., he was employed at Citicorp Venture Capital, Ltd., where he served as Managing Director from February, 1994 until January, 1995 and as Vice President since 1983. He is also a director of AmeriSource Distribution Corporation, Cort Business Services Corporation, Farm Fresh, Inc., Mohawk Industries, Inc., Jitney Jungle Stores of America, Inc. and Anvil Knitwear, Inc.

    David L. Kolb, age 58, was first elected as a Director of the Company in 1992. Mr. Kolb, since 1988, has been Chairman of the Board of Directors and Chief Executive Officer of Mohawk Industries, Inc., a manufacturer of carpeting. From July, 1980 until December, 1988, Mr. Kolb served as President of Mohawk Carpet Corporation. Mr. Kolb serves as a director of First Union National Bank of Georgia and Polyfibron Technologies, Inc.


    Larry P. Kunz, age 62, was first elected as a Director of the Company in 1992. Mr. Kunz was President and Chief Operating Officer of Payless Cashways, Inc. from 1986 until his retirement in 1993. Prior to joining Payless Cashways, Inc., Mr. Kunz served as President and Chief Executive Officer of Ben Franklin Stores, Inc. Mr. Kunz serves as a director of Valentine Radford Communications, Inc.

    H. Martin Michael, age 55, was first elected as a Director of the Company in 1992. Mr. Michael has been the Executive Vice President of the Company since its organization in 1992. Mr. Michael has been the President of Chromcraft Corporation since July, 1990.

    M. Saleem Muqaddam, age 50, was first elected as a Director of the Company in 1992. Mr. Muqaddam serves as Vice President of Citicorp Venture Capital, Ltd. and Vice President of 399 Venture Partners, Inc., which owns 49.59% of the Company's outstanding common stock. Mr. Muqaddam serves as a director of Consolidated Furniture Corporation, Fairwood Corporation, Pamida Holdings Corporation and Plantronics, Inc.

    Michael E. Thomas, age 55, was first elected as a Director of the Company in 1992. Mr. Thomas has served as the President and Chief Executive Officer of the Company since its organization in 1992.

    Warren G. Wintrub, age 63, was first elected as a Director of the Company in 1992. Mr. Wintrub was a Partner in the accounting firm of Coopers & Lybrand LLP from 1962 until his retirement in 1992. While at Coopers & Lybrand LLP, he served as a member of the Executive Committee from 1976 through 1988 and as Chairman of the Retirement Committee from 1979 through 1992. Mr. Wintrub serves as a director of Corporate Property Associates 10, Inc., Corporate Property Associates 12, Inc., Carey Institutional Properties, Inc. and Getty Petroleum Corp.


             COMMON STOCK BENEFICIALLY OWNED BY DIRECTORS
                        AND EXECUTIVE OFFICERS

    The following table sets forth information on the shares of common stock of the Company beneficially owned on March 7, 1997 by each director and executive officer and by all directors and executive officers as a group.

                                     Number of Shares       Percent of
         Name of Person           Beneficially Owned (1)   Common Stock
    -----------------------       ----------------------   ------------
    Bruce C. Bruckmann                   11,000                *
    Frank T. Kane                        43,972 (2)            *
    David L. Kolb                         8,000                *
    Larry P. Kunz                         6,500                *
    H. Martin Michael                   112,995 (3)            1.87%
    M. Saleem Muqaddam                    5,000                *
    Michael E. Thomas                   190,875 (4)            3.16%
    Warren G. Wintrub                     9,000                *

    Directors and Executive
    Officers as a Group (8 persons)     387,342                6.41%

    * Less than 1%

    (1) Includes 296,090 shares which officers and directors have the right to acquire pursuant to stock options exercisable within sixty days of the date of this Proxy Statement as follows:
        Bruce C. Bruckmann, 3,000; Frank T. Kane, 39,340; David L. Kolb, 5,000; Larry P. Kunz, 5,000; H. Martin Michael, 82,475; M. Saleem Muqaddam, 5,000; Michael E. Thomas, 151,275; Warren G. Wintrub, 5,000; and directors and officers as a group (including the named persons), 296,090.

    (2) Includes 261 shares held by a trust under the Chromcraft
        Revington Savings Plan.

    (3) Includes 15,259 shares held by a trust under the Chromcraft Revington Savings Plan and 4,717 shares held by a trust under the Chromcraft Revington Executive Retirement Plan.

    (4) Includes 9,813 shares held by a trust under the Chromcraft Revington Savings Plan and 13,785 shares held by a trust under the Chromcraft Revington Executive Retirement Plan.

    Under federal securities laws, the Company's directors and executive officers, and any persons beneficially owning more than 10% of the Company's common stock, are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission, and the Company is required to disclose in this Proxy Statement any failure to file timely the required reports by directors, executive officers and 10% stockholders of the Company.
During 1996, Mr. Bruckmann, a director of the Company, was two days delinquent in filing a stock ownership report with the Securities and Exchange Commission relating to the acquisition of 5,000 shares of the Company's common stock. In making this disclosure, the Company has relied solely upon written representations of directors and executive officers of the Company and copies of reports that such persons have filed with the Securities and Exchange Commission and provided to the Company.


           MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company held five meetings during 1996. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors of which he is a member.

    The Company has an Audit Committee and a Compensation Committee as standing committees of the Board of Directors. There is no nominating committee. The entire Board of Directors reviews the qualifications of persons to serve on the Board of Directors and selects the nominees.

    Audit Committee. The members of the Audit Committee are Warren G. Wintrub, Chairman, Bruce C. Bruckmann, David L. Kolb and Larry P. Kunz, all of whom are outside directors. The Audit Committee provides assistance to the Board of Directors in matters relating to corporate accounting, financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee makes recom-mendations to the Board of Directors as to the selection and retention of the independent accountants for the Company; meets with the independent accountants and the Company's financial management to review the scope of the audit and audit procedures to be utilized and, at the conclusion of the audit, to review the audit including recommendations of the independent accountants; reviews with the independent accountants and Company financial personnel, the adequacy and effectiveness of the accounting and financial controls of the Company; reviews the financial statements contained in the annual report to stockholders with management and the independent account-ants with respect to the disclosure and content of the statements; and

provides opportunity for the independent accountants to meet with members of the Audit Committee without members of management being present. There were two meetings of the Audit Committee during 1996.

    Compensation Committee. The members of the Compensation Committee are Larry P. Kunz, Chairman, Bruce C. Bruckmann, M. Saleem Muqaddam and Warren
G. Wintrub, all of whom are outside directors. The Compensation Committee reviews the Company's compensation philosophy and programs and determines the compensation to be paid to the executive officers of the Company. The Compensation Committee also administers the Company's 1992 Stock Option Plan. There were three meetings of the Compensation Committee during 1996.


                         DIRECTOR COMPENSATION

    Directors who are not employees of the Company are paid an annual fee of $12,000 plus $1,000 for each meeting of the Board of Directors and $500 for each committee meeting which he attends in person, and $500 for each meeting of the Board of Directors in which he participates by telephonic conference call. Directors who also are full-time employees of the Company do not receive compensation for their service as directors other than their compensation received as employees.


                        EXECUTIVE COMPENSATION

    The following table summarizes for each of the years ended December 31, 1996, 1995 and 1994, the compensation paid by the Company and its subsidiaries to the Chief Executive Officer and those executive officers whose annual salary and bonus exceeded $100,000.

Summary Compensation Table

                                                                                  Long-Term
                                                                                Compensation
                                              Annual Compensation                  Awards
                                   ----------------------------------------    -------------
     Name and                                                  Other Annual    Stock Options    All Other
Principal Position        Year       Salary        Bonus       Compensation       (Shares)    Compensation
-------------------       ----     ---------     ---------     ------------    -------------  ------------
Michael E. Thomas         1996     $ 224,667     $ 279,667     $ 52,733 (1)        -0-        $ 76,570 (2)
President and Chief       1995     $ 215,833     $  71,225     $ 55,283 (1)       14,850      $ 82,728 (2)
Executive Officer         1994     $ 200,442     $ 205,000     $ 47,277 (1)       30,000      $ 80,655 (2)

H. Martin Michael         1996     $ 186,000     $ 208,058     $ 25,713 (3)        -0-        $ 49,356 (4)
Executive Vice            1995     $ 179,167         -0-       $ 24,375 (3)        7,650      $ 51,278 (4)
President                 1994     $ 165,000     $ 153,000     $ 23,898 (3)       20,000      $ 49,250 (4)

Frank T. Kane             1996     $ 138,833     $ 103,300        -0-              -0-        $  4,686 (5)
Vice President-           1995     $ 131,667     $  26,070        -0-              3,960      $  5,450 (5)
Finance, Chief            1994     $ 122,667     $  75,000        -0-              7,000      $  5,004 (5)
Financial Officer
and Secretary


    (1) Includes amounts reimbursed to executive for taxes incurred on Company contributions to a Supplemental Executive Retirement Plan ("SERP") of $49,392, $49,262 and $47,277 for 1996, 1995 and 1994,
        respectively.

    (2) Company contributions to defined contribution plans of $9,000, $9,000, and $9,000 for 1996, 1995 and 1994, respectively, and
        Company contributions pursuant to the Company's SERP plans of $67,570, $73,728 and $71,655 for 1996, 1995 and 1994, respectively.

    (3) Includes amounts reimbursed to executive for taxes incurred on Company contributions to a Supplemental Executive Retirement Plan ("SERP") of $25,057, $23,805 and $23,898 for 1996, 1995 and 1994,
        respectively.

    (4) Company contributions to defined contribution plans of $12,643, $10,490 and $10,500 for 1996, 1995 and 1994, respectively, and
        Company contributions pursuant to the Company's SERP plans of $36,713, $40,788 and $38,750 for 1996, 1995 and 1994, respectively.

    (5) Company contributions to defined contribution plans of $2,930, $3,329 and $3,457 for 1996, 1995 and 1994, respectively, and
        Company contributions pursuant to a Company SERP plan of $1,756, $2,121 and $1,547 for 1996, 1995 and 1994, respectively.


Stock Options

    No stock options were granted to the executive officers named in the Summary Compensation Table during 1996. The following table summarizes stock options exercised by the executive officers and the value of the options held by such persons at December 31, 1996.

                Aggregate Option Exercises in 1996 and Year-End Option Values

                                                      Number of Unexercised          Value of Unexercised
                                                           Options at               In-the-Money Options at
                       Shares                           December 31, 1996            December 31, 1996 (1)
                    Acquired on      Value         ----------------------------   ----------------------------
      Name            Exercise      Realized       Exercisable    Unexercisable   Exercisable    Unexercisable
-----------------   -----------     --------       -----------    -------------   -----------    -------------
Michael E. Thomas       -0-           -0-            125,955          32,745      $ 1,523,354      $ 343,837

H. Martin Michael       -0-           -0-             68,295          18,005      $   800,099      $ 182,242

Frank T. Kane           -0-           -0-             32,838           8,482      $   402,853      $  90,565


    (1) Value per share is calculated by subtracting the exercise price from the closing price of $27.75 per share on December 31, 1996 as reported on the New York Stock Exchange.

Employment Agreements

    The Company has entered into employment agreements with each of Michael
E. Thomas and H. Martin Michael which provide, among other items, the employment by the Company of Messrs. Thomas and Michael through April 23, 1998. Each of the employment agreements provides for automatic extensions for successive one-year periods upon expiration of the initial term, or any renewal term, unless the Company or the executive gives notice of termination at least 180 days before the termination date. The Company may terminate the employment of either Mr. Thomas or Mr. Michael with or without cause or in the event of the disability of either Mr. Thomas or Mr. Michael. If the Company terminates either Mr. Thomas or Mr. Michael with cause, then the terminated party will be entitled to receive his monthly base salary for a three-month period following his termination. If the employment of Mr. Thomas

or Mr. Michael is terminated by the Company without cause, then the Company will be required to pay the terminated party an amount equal to twice his then-current annual base salary and twice the higher bonus paid to him during the two preceding years. In the event of termination due to disability of Mr. Thomas or Mr. Michael, the terminated party will continue to receive his then-current annual base salary, less any payments equivalent to those provided by the Company's benefit plans, for a 24-month period following the termination.

    In the event of a change in control of the Company, as defined in the agreements, Mr. Thomas or Mr. Michael may terminate his employment with the Company so long as the change in control is coupled with a substantial alteration of his duties, diminution in salary or benefits or relocation. In such an event, the Company will be required to pay him, as severance pay in a lump sum, an amount equal to twice his then-current annual base salary plus twice the higher bonus paid to him during the two preceding years.

    Under their employment agreements, Mr. Thomas and Mr. Michael will receive base salaries of no less than $170,000 and $132,000, respectively, during each year that the employment agreements are in effect and will be entitled to participate in the incentive compensation plans and programs generally available to executives of the Company.

    The Company has a Supplemental Executive Retirement Plan ("SERP") for the benefit of Mr. Thomas and Mr. Michael which provides the executive with a supplemental payment to him upon retirement under a money purchase retirement plan. The amount contributed each year under the plan reflects calculations designed to provide the executives with a retirement income of 60% and 50% to Mr. Thomas and Mr. Michael, respectively, of average earnings of salary and bonus for the three years prior to retirement. In addition, the Company reimburses the executive for taxes incurred on Company contributions to the SERP.

    Messrs. Thomas and Michael and certain other salaried employees par-ticipate in a non-qualified supplemental retirement plan that permits the deferral of compensation and provides "make up" benefits to salaried employees whose benefits are reduced under Internal Revenue Service Code restrictions.

    In accordance with each of the employment agreements, neither Mr. Thomas nor Mr. Michael may compete with the Company during his employment by the Company or during the two-year period following termination of his employment. The Company maintains life insurance for the benefit of Mr. Thomas and Mr. Michael in the amount of $1,500,000 and $1,000,000, respectively.


                     COMPENSATION COMMITTEE REPORT
                                  ON
                        EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for developing and making recom-mendations to the Board with respect to the Company's executive compensation philosophy and policies. The Compensation Committee determines on an annual basis the compensation to be paid to the executive officers of the Company and administers the Stock Option Plan. The following report of the Compensation Committee discusses the Committee's objectives in determining executive compensation.

    The overall objective of the Compensation Committee is to help assure that executive compensation bears a reasonable relationship to corporate performance, business strategy and increases in stockholder value. The executive compensation package relies more heavily on bonuses and longer-term incentive compensation than base salary in order to motivate performance by executives and to create a performance-oriented environment. The Compensation Committee uses its discretion to set executive

compensation at levels warranted in its judgment by external and internal factors and individual performance. The following objectives currently serve as guidelines for compensation recommendations and decisions of the Compensation Committee:

    Reward executives through appropriate incentive compensation and owner-ship in the Company for achievement of annual and long-term business goals and strategy.

    Align executive officer compensation with the success of the Company such that compensation is based, in substantial part, upon performance in order to create a performance-oriented environment that rewards performance.

    Provide a total comprehensive executive compensation package that enables the Company to attract and retain key executives.

    Integrate compensation programs with both annual and long-term business objectives.

    Regularly, the Compensation Committee reviews comparable company informa-tion in order to establish the general guidelines for executive officer compensation. In addition, an independent compensation consultant was retained to review the competitiveness of the executive compensation program in relation to other comparable companies, including those in the Peer Group set forth in the "Stock Performance Graph."

    The principal elements of the compensation program for executive officers are summarized below.

    Base Salary. Base salary levels are set to reflect competitive market conditions. The Compensation Committee, in determining the 1996 base salary increases for Mr. Thomas and the other executives, considered many factors, including changes in the general compensation levels of salaried employees and the executive's responsibilities, duties, performance and experience. Accordingly, Mr. Thomas received a 3.7% salary increase in March, 1996. During 1994, executive base salaries were adjusted, based on an independent compensation consultant review, to fall within a 10% corridor of the 50th percentile of comparable company base salaries.

    Executive Incentive Plan. The Company has established an Executive Incentive Plan ("Incentive Plan") to focus the efforts of its executives on continued improvement in the financial performance of the Company. The Compensation Committee sets financial operating targets for the Incentive Plan at the beginning of each year. Target performance levels for Messrs. Thomas and Kane are based on meeting or exceeding certain levels of consoli-dated earnings. Mr. Michael's performance target levels are based on meeting or exceeding certain levels of earnings and sales at Chromcraft Corporation. For 1996, Mr. Thomas was awarded a bonus equal to 100% of his base salary, the maximum award opportunity available under the Incentive Plan. For the year ended December 31, 1996, the Company had net earnings of $13,936,000, representing an increase of 16.4% over 1995.

    Under the Incentive Plan, the Compensation Committee may award an addi-tional bonus based on subjective criteria. For 1996, Messrs. Thomas, Michael and Kane received awards of $55,000, $53,213 and $20,000, respectively, under this section of the Plan.

    Stock Option Program. The Company's 1992 Stock Option Plan is its long-term incentive plan for executive officers and key employees. The plan authorizes the Compensation Committee to award the Company's executives and key employees options to purchase shares of the Company's common stock.


The objectives of the plan are to align executive and shareholder long-term interests by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term ownership position in the Company's common stock.
For 1996, no stock options were awarded.

                    Members of Compensation Committee

                    Larry P. Kunz, Chairman
                    Bruce C. Bruckmann
                    M. Saleem Muqaddam
                    Warren G. Wintrub


                        STOCK PERFORMANCE GRAPH

    The stock performance graph compares the cumulative total return on the Company's common stock with a Peer Group consisting of LADD Furniture, Inc., Pulaski Furniture Corporation, Bassett Furniture Industries, Inc., and La-Z-Boy Incorporated from April 16, 1992, the date of the Company's initial public offering of the common stock, through December 31, 1996. The Company's common stock began trading on the New York Stock Exchange on October 3, 1995. Because 1996 was the first full year that the Company's common stock was traded on the New York Stock Exchange, for comparative purposes, both the NYSE Market Value Index and the NASDAQ Market Value Index are reflected in the stock performance graph.

    Comparison of Five Year Cumulative Return Among Chromcraft Revington, Inc., Peer Group Index, NYSE Market Value Index and the NASDAQ Market Value Index.
                                                 NYSE         NASDAQ
 Measurement      Chromcraft    Peer Group      Market        Market
   Period      Revington, Inc.    Index       Value Index   Value Index
------------   ---------------  ----------    -----------   -----------
4/16/92             100.00        100.00        100.00        100.00
FYE 12/31/92        190.48        112.12        105.74        107.89
FYE 12/31/93        209.52        134.21        120.06        129.42
FYE 12/31/94        209.52        110.18        117.73        135.88
FYE 12/31/95        253.57        100.85        152.65        176.24
FYE 12/31/96        264.29        103.32        183.89        219.01

    (1) Assumes $100 invested on April 16, 1992 in common stock of the Company, the NYSE Market Value Index, the NASDAQ Market Value Index and the Peer Group.

    (2) Total return equals stock price changes and reinvestment of dividends. Calculations were prepared by Media General Financial Services of Richmond, Virginia.


                         INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP audited the financial books and records of the Company for the year ended December 31, 1996. A representative of KPMG Peat Marwick LLP will be present at the annual meeting, will have an opportunity to make a statement, if he desires, and will be available to respond to appropriate questions.


                             ANNUAL REPORT

    A copy of the Company's 1996 Annual Report to Stockholders, including audited consolidated financial statements for the year ended December 31, 1996, is enclosed with this Proxy Statement. The 1996 Annual Report to Stockholders does not constitute proxy soliciting material.


             STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    Stockholder proposals for the 1998 Annual Meeting of Stockholders must be received by the Company at its corporate office no later than November 30, 1997 and must be submitted in accordance with all rules and regulations under the Securities Exchange Act of 1934.


                             OTHER MATTERS

    The Company knows of no other matters to come before the annual meeting. If other matters are properly brought before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

    Dated:  April 1, 1997


                    By Order of the Board of Directors,

                    Frank T. Kane
                    Secretary


Appendix A

PROXY                  CHROMCRAFT REVINGTON, INC.                 PROXY

              Annual Meeting of Stockholders - May 2, 1997
      This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints MICHAEL E. THOMAS and FRANK T. KANE, and each of them, with power of substitution, as proxies to represent and vote all shares of common stock of Chromcraft Revington, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on May 2, 1997, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present, as follows:

             (Continued and to be signed on the reverse side)

A [X] Please mark your votes as in this example.

                       FOR all nominees              WITHHOLD AUTHORITY
                    listed at right (except             to vote for
                       as marked to the                 all nominees
                       contrary below).               listed at right       Nominees:
1. ELECTION OF                                                                 Bruce C. Bruckmann
   DIRECTORS.                [  ]                          [  ]                David L. Kolb
                                                                               Larry P. Kunz
INSTRUCTIONS:  To withhold authority to vote for any individual                H. Martin Michael
nominee, write that nominee's name in the space provided below.                M. Saleem Muqaddam
                                                                               Michael E. Thomas
_____________________________________________                                  Warren G. Wintrub

2. In their discretion, on such other matters as may properly come before the annual meeting.

This proxy will be voted as directed, but if no direction is indicated, this proxy will be voted FOR the election of directors of all nominees set forth in Item 1. With respect to any other matters that may properly come before the meeting, the proxies designated herein intend to vote in accordance with their best judgment on such matters.

Please mark, date, sign exactly as your name appears hereon and return this Proxy promptly.


SIGNATURE_____________________________  __________________________  ___________
                                        SIGNATURE IF JOINTLY OWNED     DATE:

Note: Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.